Exhibit 99.1

Online Degree Business I n v e s t m e n t S t r a t e g y / B a c k g r o u n d J u n e 2021 Legacy E d T ech

For w ard Looking S t a t em e nt This presentation has been prepared by Legacy Education Alliance, Inc . (the ‘Company’) and includes information from sources believed by management to be reliable . No representation or warranty, expressed or implied, is made as to the accuracy or completeness of any of the information set forth herein . The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice . This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward - looking statements” within the meaning of the “safe - harbor” provision of the Securities Litigation Reform Act of 1995 , and within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended (the "Exchange Act") (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995 ) . These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct . All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward - looking statements . Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward - looking in nature and not historical facts . Actual results could differ materially from those reflected in the forward - looking statements contained herein as a result of a variety of factors, many of which are beyond the Company’s control . Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors” in our Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) on April 9 , 2021 for the year ended December 31 , 2020 and our Quarterly Report on Form 10 - Q filed with the SEC on May 12 , 2021 for the quarter ended March 31 , 2021 . This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks of investing involving our company . For additional risks and uncertainties that could impact the Company’s forward - looking statements, please see the Company’s Form 10 - K, filed on April 9 , 2021 , which the Company has filed with the SEC and which may be viewed at http : //www . sec . gov . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security .

Corporate Restructuring to Build Shareholder Value OTC: LEAI Legacy EdTech Legacy BlockChain Blockchain Education and application to real estate investment Leverage Legacy network to extend real estate investment to small company investing Legacy Crowd Legacy Club Source: LEAI 10K, 2020 Online Degree Business build on edX platform in partnership with Coopersmith Career Ed Spin Off to LTP $5 mm Debenture to LTP Legacy is building an investor club platform to monetize its network and fund a significant investment in digital marketing LEAH: Existing Seminar Business C O M I N G S O O N Restructuring business to leverage Legacy's intellectual property for the benefit of investors, students, and employees Legacy Education A lliance, I NC . and Subsidiaries Consolidated Balance Sheets (Unaudited) (In thousands, excepts share data) Dec 31, 2020 35,6 1 8 23,6 3 6 Accumulated deficit Total stockholder’s deficit Total Liabilities: Tax Expense: Accounts Payable: Net Cash Used in Ops: $30 mm $3.9 mm $2 .8 mm $7 .0 mm

Identifying the Opportunity

LEGACY
Education Alliance, Inc.

7% of undergrads
= *2.2 mm*
and 12% of grads
= *800k*
3 mm students are fully online

$1.6 Trillion of student debt
***
Students (and parents and employers) are beginning to ask:

What am I getting?

Debt Episode 1, Season 1
Alexis meets Gov https://youtu.be/pSGgm8TIMFU

2020-21 Average Annual Cost of Attendance	Total Expense	Financial Aid	Other Expenses*	Tuition, Room & Board, and Fees net of Financial Aid
Public 2 year	**18,550**	3,990	5,700	8,860
Public 4 year	**26,820**	7,330	4,640	14,850
Non-profit private 4 year	**54,880**	21,660	4,110	29,110
	*Includes: books, supplies and other personal expenses			

www.forbes.com/sites/michaeltnietzel/2020/10/26/what-does-a-year-of-college-really-cost/?

- *High cost of university education.* The average 4 year degree costs in excess of ***$80,000***
- *Enormous debt burden.* 45 million Americans have student debt and owe a total of more than ***$1.64 trillion***. (avg over $36k/person)
- Students often have no practical path towards a career plan / return on investment

Source: Richard Garrett, Eduventures analysis of IPEDS and National Student Clearinghouse data. Degree-granting, Title IV eligible schools only.

https://en.wikipedia.org/wiki/Student_debt
https://studentloanhero.com/student-loan-debt-statistics/
https://www.valuepenguin.com/student-loans/average-cost-of-college

Our Solution

LEGACY
Education Alliance, Inc.

At under $10k for a full Bachelor's degree, we are a cost leader

5% market share (150k students / year) would generate revenue in excess of $150 mm / year

- ***Lead in cost and time.***
  Hybrid online education. "4 year" degree for under $10,000 in less than 18 months.
- ***Build community to overcome online negatives.***
  Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.
- ***Focus on career path and life goals.***
  Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

Partner Universe:

- Partner with philanthropy organizations to fund education and counseling
- Guidance on free/minimal cost resources:
  e.g. edX, Coursera, Udemy
- Partner with select colleges to which credits can be transferred
- Focus on off-track students

Business Model

LEGACY
Education Alliance, Inc.

MITx IMPACT BY THE NUMBERS

807	4.4M	9,587,623	222,943
TOTAL COURSE RUNS	UNIQUE LEARNERS	TOTAL REGISTRATIONS	CERTIFICATES ISSUED

MIT admits approximately 2,500 students each year (undergrad and grad combined)

Millions of Chinese and Indian students enjoy MITx and Harvard content for free

We can provide an accredited Bachelor's degree for $10k and guidance to access the best free educational resources in the world together with a path to a professional degree and a career

LEGACY DEGREE™

- **Revenue Model**
  - 120 credits required for Bachelor's degree
  - Up to 114 credits may be taken through Legacy to receive degree from accredited online university
  - $50 / credit charged to students; approximately 50% retained by Legacy from partner relations
  - Private foundation grants
- Fees from professional programs and job recruiters
- Fees from coaching and tutoring

LEGACY OPEN LIBRARY™

Philosophy: See the discussion of Southwest Airlines in the "Innovation Stack" by Jim McKelvey

Key to competitive advantage: Maintain pricing and quality leadership

Market Segmentation: Colleges are sensitive to their graduation rate statistics Our strategy of providing low - cost guidance and free resources puts Legacy on a path towards conflict with traditional educational institutions Partnering with colleges on assisting students who have not completed their degrees is a win - win for all parties Focus: Career path planning Active engagement with social workers / guidance counselors Creating a network of students to help each other with motivation and completion Source : https://nces.ed.gov/programs/raceindicators/indicator_red.asp Whereas colleges are judged harshly for their poor completion rates, each student that we succeed in getting back on track will be viewed as a major victory • 145k incomplete out of 288k Maryland Students • Identify professional career paths and reconnect with off - track students Partnership with colleges to reach off - track students

Michel Botbol was appointed to serve as Chairman of our Board of Directors and Chief Executive Officer on March 8 , 2021 . Prior to joining the company Mr . Botbol served as President of New York at Frosch International Travel, Inc . Prior to joining Frosch, Mr . Botbol was the President and Head of International at Travel and Transport . Travel and Transport acquired Ultramar in 2012 , where Mr . Botbol had served in various roles, including COO and CFO . Under Mr . Botbol’s leadership, Ultramar’s revenue increased from under $ 70 mm to over $ 800 mm . Prior to Ultramar he held executive positions with the Danone Group in IT, sales, strategic planning and finance . As CFO and VP of customer service of Danone Waters of North America, Mr . Botbol grew sales from $ 250 mm to $ 800 mm via both organic and strategic M&A and led all merger and integration efforts . Mr . Botbol received a MS from Ecole Centrale Nantes and an Executive MBA from Insead School of Business . We believe that Mr . Botbol’s qualifications to serve as a Director include his extensive experience in both domestic and international organizations where he has a proven track record of growing sales and EBITDA, streamlining operations through reengineering, and building highly skilled and motivated teams to deliver strong business results . He is particularly adept at driving revenue and growth with creative strategies, enhanced products and effective relationship building . , Mr . Botbol also provides leadership to the Board and its deliberations based on the insight gained from the management of the day - to - day business operation and strategic planning process . Mr . Kostiner is serving as the Chief Executive and Chairman of Sagaliam Acquisition Corp . Additionally, Mr . Kostiner has served as the President of Legacy Tech Partners, LLC (LTP), a microcap - focused EdTech investment vehicle, since February 2021 , and has also been a Manager of Capital Markets at Legacy Education Alliance, Inc . (OTC : LEAI) since March 2021 . Mr . Kostiner joined the Board of Directors of LEAI in May 2021 . LEAI has had cumulative education revenues in excess of $ 500 million over the past decade, prior to the Covid - 19 pandemic . Mr . Kostiner was the CFO of Ameri Holdings Inc . (Nasdaq : AMRH) from October 2018 through December 2020 . The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences (Nasdaq : ENVB), an evidence - based cannabinoid pharma company focused on palliative therapies for cancer patients . Mr . Kostiner has been a consultant to ENVB since January 2021 . From May 2016 through October 2018 , Mr . Kostiner was a consultant to Cypress Skilled Nursing, a healthcare facility operator and from May 2017 through October 2018 he was a consultant to LinKay Technologies Inc . , an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York . Mr . Kostiner’s 20 - year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC (Nasdaq : PGRI) from 2005 through 2009 . Mr . Kostiner earned a Bachelor’s of Science degree in Electrical Engineering and a Master’s of Science in Operations Research from MIT . His thesis on the mathematics of electric industry deregulation was sponsored by Harvard’s Kennedy School of Government . Our Executive Team Barry J. Kostiner Michel Botbol

Digital Marketing and Media Focus Ari Zoldan is the CEO of Quantum Media Group, LLC a global marketing and media company based in New York City . As an on air TV personality, Zoldan can be seen regularly on FOX News, CNN and CNBC covering technology, business and innovation . He is a frequent source for journalists and is quoted regularly in major media outlets . He holds press credentials on Capitol Hill and the United Nations and is a member of The National Press Club in Washington, DC . He is one of the few selected individuals to hold the position as an "IBM Watson Futurist . " Zoldan is a regular on the lecture circuit and speaks passionately about entrepreneurship and the need to constantly innovate . His unique and engaging approach has attracted over 100 , 000 business leaders and students around the world to attend his lectures . Zoldan has published hundreds of articles on education, entrepreneurship and innovation and is a contributor for the HuffingtonPost . com, TheStreet . com, IBM . com and Inc . com . Prior to starting Quantum Media, he founded an e - commerce company and grew the company from a start - up in 2008 to a 30 million dollar plus company in 36 months . The company gained a 4 , 566 % increase in revenue, a rise deemed unprecedented in the industry . The company earned a place on INC . Magazine’s list of “Fastest - Growing Companies In America" two years in a row . Zoldan is a principal of a news wire in Washington, DC with press booths in the White House, Senate and the Pentagon . Mr . Zoldan is a graduate from Yeshiva University and the Sy Syms School of Business . Interview on future of Education for CUNY: https://youtu.be/GAk9p5pUJZs Video Reel 1: www.youtube.com/watch?v=5rKPTZGH - 0A Footage: ww w . y ou t u be .c om /c h a nne l/U C G aL B T p r b N o 8 U w 7MlP1 5A8A/videos Website: http://arizoldan.com/ LinkedIn: www.linkedin.com /in/arizoldan/ Ari Zoldan

Building Wealth with Legacy Legacy is building an investor club platform in parallel with the EdTech business to monetize its network and fund a significant investment in digital marketing and content to expand our penetration. Legacy has been educating people just like you for more than 26 years and has seen it all: boom markets, bust markets, and dramatically shifting trends. We know what it takes to invest in any kind of market. Today we are launching our LEGACY BUILDING WEALTH CLUB . Our goal is to provide young, intermediate, and serial real estate investors with access to resources and networking that will help them achieve their goals faster. Investing in Relationships Legacy has touched over 3 mm students and investors.

LEGACY BUILDING WEALTH CLUB is devoted to help investors become financially independent through real estate by providing a social network and guidance . Through personalized education programs, mentoring, and social networking, Legacy’s business vision is to facilitate success in our students’ career, investment, and entrepreneurship journeys. Identifying the Opportunity Regular $ 29 /month P rem i um member $ 99 /month Corporate $ 1999 /year

Appendix D at a a n d R e sour ce s

Stability in Post - Secondary Education Source : encoura Eduventures Research, Richard Garrett, ACT / NRCCUA. Online Higher Education Market Update 2019

Source : encoura Eduventures Research, Richard Garrett, ACT / NRCCUA. Online Higher Education Market Update 2019 Penetration of Online Programs: Steady Undergrad, Exploding Grad

67,653 Drop O ut R a t e 56% 54% 75% 55% 68% 60% 58% 63% .33 49% 52% 56% 52% 58% .38 61% 66% 62% Initial Target: Maryland 2 - year Public Community Colleges Source: https://nces.ed.gov/collegenavigator/?s=MD&l=92&ic=2 114,799 Students Identify professional career paths for top performers and reconnect with off - track National Center for Education Statistics 67,653 Incomplete students College Navigator Generated at: 9/13/2020 1:26:51 PM from URL: http://nces.ed.gov/collegenavigator/default.aspx?s=MD&l=92&ic=2&xp=1 Name Address Website Type C a mpus s e tt i ng C a mpus hou s i ng S t ud e nt popu l a t i on G r a du a t i on R a t e T r a n s f e r - O ut R a t e C ohort Y e a r * N e t P r i c e * * A ll e g a n y Co ll e g e o f M a r y l a n d 12401 Willowbrook Rd SE, Cumberland, Maryland 21502 - 2596 www.allegany.edu 2 - y e a r , P ub li c C i t y: S m a l l Yes 2,584 25% 25% F a l l 201 6 $9,155 Anne Arundel Community College 101 College Pky, Arnold, Maryland 21012 - 1895 www.aacc.edu 2 - y e a r , P ub li c S ubu r b : L a r g e No 12,655 28% 25% F a l l 201 6 $13,174 Baltimore City Community College 2901 Liberty Heights Avenue, Baltimore, Maryland 21215 - 7893 www.bccc.edu 2 - y e a r , P ub li c C i t y: L a r g e No 4,909 14% 13% F a l l 201 6 $5,831 C a rro l l Co mmun i t y Co ll e g e 1601 Washington Rd, Westminster, Maryland 21157 www.carrollcc.edu 2 - y e a r , P ub li c R u r a l : F r i n g e No 3,126 31% 20% F a l l 201 6 $3,976 Cecil College One Seahawk Drive, North East, Maryland 21901 - 1900 www.cecil.edu 2 - y e a r , P ub li c R u r a l : F r i n g e No 2,377 19% 16% F a l l 201 6 $8,450 Chesapeake College 1000 College Circle, Wye Mills, Maryland 21679 - 0008 https:// www.chesapeake.edu 2 - y e a r , P ub li c R u r a l : D i s t a n t No 2,184 23% 22% F a l l 201 6 $5,540 Co ll e g e o f S o u t h e r n M a r y l a n d 8730 Mitchell Rd, La Plata, Maryland 20646 - 0910 www.csmd.edu/ 2 - y e a r , P ub li c R u r a l : F r i n g e No 6,351 31% 16% F a l l 201 6 $7,805 Co mmun i t y Co ll e g e o f B a l t i m or e Co un t y 7201 Rossville Blvd., Baltimore, Maryland 21237 www.ccbcmd.edu 2 - y e a r , P ub li c S ubu r b : L a r g e No 17,732 13% 28% F a l l 201 6 $8,274 Fortis College - Landover 4351 Garden City Drive, Landover, Maryland 20785 - 2223 www.fortis.edu/ 2 - year, Private for - profit S ubu r b : L a r g e No 625 67% NA F a l l 201 6 $22,343 F r e d e r i c k Co mmun i t y Co ll e g e 7932 Opossumtown Pike, Frederick, Maryland 21702 - 2964 www.frederick.edu 2 - y e a r , P ub li c C i t y: S m a l l No 6,129 35% 24% F a l l 201 6 $6,239 G a rr e t t Co ll e g e 687 Mosser Road, McHenry, Maryland 21541 www.garrettcollege.edu/index.php 2 - y e a r , P ub li c R u r a l : D i s t a n t Yes 651 24% 31% F a l l 201 6 $7,472 H a g e r s t ow n Co mmun i t y Co ll e g e 11400 Robinwood Dr, Hagerstown, Maryland 21742 - 6514 www.hagerstowncc.edu 2 - y e a r , P ub li c S ubu r b : M i d s i z e No 3,848 29% 21% F a l l 201 6 $6,997 Harford Community College 401 Thomas Run Rd, Bel Air, Maryland 21015 - 1698 www.harford.edu 2 - y e a r , P ub li c R u r a l : F r i n g e No 5,705 29% 27% F a l l 201 6 $7,359 How a r d Co mmun i t y Co ll e g e 10901 Little Patuxent Pkwy, Columbia, Maryland 21044 - 3197 www.howardcc.edu 2 - y e a r , P ub li c C i t y: S m a l l No 9,110 24% 24% F a l l 201 6 $9,364 L i n c o l n Co ll e g e o f T e c hn o l o g y - Co l umb i a 9325 Snowden River Pky, Columbia, Maryland 21046 www.lincolntech.edu/campus/columbia - md 2 - year, Private for - profit C i t y: S m a l l No 875 62% NA F a l l 201 6 $25,110 M o n t g o m e r y Co ll e g e 51 Mannakee Street, Rockville, Maryland 20850 www.montgomerycollege.edu 2 - y e a r , P ub li c C i t y: S m a l l No 21,260 22% 22% F a l l 201 6 $9,661 Prince George's Community College 301 Largo Rd, Largo, Maryland 20774 - 2199 www.pgcc.edu 2 - y e a r , P ub li c S ubu r b : L a r g e No 11,788 12% 25% F a l l 201 6 $8,795 Wor - Wic Community College 32000 Campus Drive, Salisbury, Maryland 21804 - 7131 www.worwic.edu 2 - y e a r , P ub li c R u r a l : F r i n g e No 2,890 14% 28% F a l l 201 6 $8,118 * Cohort Year represents the year for which students began their studies and applies to Graduation and Transfer Out Rates. ** Net Price is Average Net Price for 2018 - 2019 generated for full - time beginning undergraduate students who were awarded grant or scholarship aid from federal, state or local governments, or the institution. For public institutions only students paying the in - state or in - district rate are included. For institutions that charge students by program, net price is generated for the institution’s largest program. NA (Not applicable) - Graduation rate, transfer - out rate and the net price are not applicable to institutions that do not have full - time, first - time degree - seeking undergraduate students in the applicable cohort year or the financial aid year.

173,185 77,562.91 W e b s it e T y pe C a mpus s e tti ng C a mpus hou s i ng S t ud e nt popu l a ti on U nd e r g r a du a t e s t ud e n t s Gr a du a ti on R a t e T r a n s f e r - O ut R a t e C ohort Y e a r * N e t P r i c e * * Drop O ut R a t e 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 7 2 7 2 38% 63 % F a l l 201 3 $13 , 60 3 4 - y e a r , P ub li c S uburb : L a r g e Y e s 6 , 17 1 5 , 22 7 43% 30 % F a l l 201 3 $14 , 32 1 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 74 0 40 0 52 % N A F a l l 201 3 $23 , 85 4 4 - y e a r , P ub li c C it y : L a r g e Y e s 2 , 72 4 2 , 38 3 25% 40 % F a l l 201 3 $ 10 , 96 3 4 - year, Private not - for - profit City : Large No 121 43 0% 25 % Fall 2013 NA 4 - y e a r , P ub li c S uburb : S m a l l Y e s 5 , 17 8 4 , 42 9 49% 9 % F a l l 201 3 $ 16 , 38 0 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y : S m a l l Y e s 2 , 17 0 1 , 45 1 66 % N A F a l l 201 3 $ 29 , 67 5 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y : S m a l l Y e s 2 , 00 2 1 , 12 6 65% 29 % F a l l 201 3 $ 24 , 56 7 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y : L a r g e Y e s 27 , 07 9 6 , 25 6 93% 3 % F a l l 201 3 $ 28 , 99 9 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y : L a r g e Y e s 5 , 47 3 3 , 92 5 83% 15 % F a l l 201 3 $ 37 , 91 8 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y: L a r g e Y e s 2 , 22 7 1 , 74 9 72 % N A F a l l 201 3 $42 , 75 0 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : S m a l l Y e s 2 , 85 1 1 , 67 9 69% 4 % F a l l 201 3 $19 , 30 4 4 - y e a r , P ub li c C it y : L a r g e Y e s 7 , 76 3 6 , 46 1 43% 29 % F a l l 201 3 $ 15 , 99 8 4 - y e a r , P r i v a t e no t - f or - pro f i t T own : F r i n g e Y e s 2 , 36 2 1 , 89 8 69% 28 % F a l l 201 3 $ 29 , 28 3 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 44 3 29 0 48% 23 % F a l l 201 3 $ 10 , 22 8 4 - y e a r , P r i v a t e no t - f or - pro f i t C it y : L a r g e Y e s 2 , 27 7 78 3 63% 27 % F a l l 201 3 $ 19 , 66 4 0 . 6 2 0 . 5 7 0 . 4 8 0 . 7 5 1 0 . 5 1 0 . 3 4 0 . 3 5 0 . 0 7 0 . 1 7 0 . 2 8 0 . 3 1 0 . 5 7 0 . 3 1 0 . 5 2 0 . 3 7 0.3 0 . 3 1 0 . 2 3 0.4 0.9 0 . 2 9 0 . 0 8 0 . 5 9 0 . 5 9 0 . 8 5 0 4 - y e a r , P ub li c S uburb : S m a l l Y e s 8 , 61 7 7 , 68 6 70% 23 % F a l l 201 3 $ 19 , 27 1 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 54 2 49 4 69 % N A F a l l 201 3 $ 31 , 88 7 4 - y e a r , P ub li c S uburb : S m a l l Y e s 1 , 51 3 1 , 49 1 77% 19 % F a l l 201 3 $ 20 , 99 6 4 - y e a r , P r i v a t e no t - f or - pro f i t R u r a l : F r i n g e Y e s 3 , 57 9 3 , 10 7 60% 33 % F a l l 201 3 $ 27 , 91 3 4 - y e a r , P r i v a t e f or - pro f i t S uburb : L a r g e No 3 , 22 4 2 , 68 4 10 % N A F a l l 201 3 $ 20 , 74 9 4 - y e a r , P ub li c C it y : S m a l l Y e s 22 , 70 9 19 , 61 9 71% 21 % F a l l 201 3 $ 16 , 16 1 4 - year, Public Suburb : Large Yes 4 , 538 4 , 538 92 % NA Fall 2013 NA 4 - y e a r , P ub li c C it y : L a r g e No 4 , 47 6 2 , 09 7 41% 31 % F a l l 201 3 $ 23 , 33 5 4 - y e a r , P ub li c T own : F r i n g e Y e s 2 , 88 6 2 , 33 3 41% 37 % F a l l 201 3 $16 , 26 7 4 - y e a r , P ub li c S uburb : L a r g e No 58 , 28 1 46 , 16 2 15% 39 % F a l l 201 3 $14 , 63 5 4 - year, Public City: Large Yes 6,827 878 NA NA Fall 2013 NA 4 - y e a r , P ub li c S uburb : L a r g e Y e s 13 , 60 2 11 , 06 0 71% 13 % F a l l 201 3 $17 , 09 4 4 - y e a r , P ub li c S uburb : L a r g e Y e s 40 , 74 3 30 , 51 1 87% 8 % F a l l 201 3 $17 , 72 3 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 1 , 07 8 94 5 41 % N A F a l l 201 3 $18 , 75 4 4 - y e a r , P r i v a t e no t - f or - pro f i t T own : Di s t a n t Y e s 1 , 28 8 1 , 28 8 73% 22 % F a l l 201 3 $31 , 52 8 4 - year, Private not - for - profit City: Large No 100 100 20% 20% Fall 2013 NA 4 - y e a r , P r i v a t e no t - f or - pro f i t S uburb : L a r g e Y e s 2 0 2 0 0% 100 % F a l l 201 3 $14 , 66 7 0 . 2 9 0 . 1 3 0 . 5 9 0 . 2 7 0.8 1 National Center for Education Statistics College Navigator Gene r a t e d a t : 9 / 13 / 202 0 1 : 26 : 1 7 P M f r o m UR L : h tt p :// n c e s. ed . go v/ c o ll egena v i ga t o r / de f au l t. a s p x ? s = MD & l = 93& i c = 1& x p = 1 Name Address Bais HaMedrash and Mesivta of Baltimore 1613 www.bhmb.edu Bowie State University 14000 Jericho Park Rd, Bowie, Maryland 20715 - 9465 www.bowiestate.edu C a p it o l T e c hno l o g y U n i v e r s it y 1130 1 S pr i n g f i e l d R d , L a ur e l , M a r y l a n d 2070 8 www.c a p t e c hu. e d u Coppin State University 3698 www.coppin.edu Faith Theological Seminary 2624 fts.edu Frostburg State University 101 Braddock Road, Frostburg, Maryland 21532 - 1099 www.frostburg.edu Goucher College 2794 www.goucher.edu Hood College 401 Rosemont Ave, Frederick, Maryland 21701 www.hood.edu Johns Hopkins University 3400 N Charles St, Baltimore, Maryland 21218 - 2688 www.jhu.edu Loyola University Maryland 4501 N Charles St, Baltimore, Maryland 21210 - 2699 www.loyola.edu Maryland Institute College of Art 21217 - 4134 www.mica.edu McDaniel College 2 College Hill, Westminster, Maryland 21157 www.mcdaniel.edu Morgan State University 21251 - 0001 https:// www.morgan.edu Mount St. Mary's University 21727 - 7799 https://msmary.edu N e r I s r a e l R a bb i n ic a l Co ll e g e 40 0 M oun t W il s o n L n , B a ltimor e , M a r y l a n d 2120 8 h tt p s : // n i r c . e d u Notre Dame of Maryland University 4701 N Charles St, Baltimore, Maryland 21210 - 2476 www.ndm.edu Salisbury University 1101 Camden Ave, Salisbury, Maryland 21801 - 6862 https:// www.salisbury.edu St. John's College 60 College Ave, Annapolis, Maryland 21401 www.sjc.edu St. Mary's College of Maryland 47645 College Drive, St. Mary's City, Maryland 20686 www.smcm.edu Stevenson University 21153 - 0641 www.stevenson.edu Strayer University - Maryland 5110 Auth Way, Suitland, Maryland 20746 locations/maryland/prince - georges Towson University 8000 York Rd, Towson, Maryland 21252 - 0001 www.towson.edu United States Naval Academy 121 Blake Road, Annapolis, Maryland 21402 - 5000 www.usna.edu University of Baltimore 5720 www.ubalt.edu University of Maryland Eastern Shore 1299 www.umes.edu University of Maryland Global Campus 8010 www.umgc.edu U n i v e r s it y o f M a r y l a nd , B a ltimor e 162 7 www.um a r y l a nd. e d u University of Maryland - Baltimore County 1000 Hilltop Circle, Baltimore, Maryland 21250 umbc.edu University of Maryland - College Park , College Park, Maryland 20742 www.umd.edu Washington Adventist University 7600 Flower Ave, Takoma Park, Maryland 20912 https:// www.wau.edu Washington College 1438 www.washcoll.edu Wom e n ' s In s tit u t e o f T or a h S e mi n a r y 21215 - 300 9 www.wit s . e d u Yeshiva College of the Nations Capital 1216 Arcola Ave, Silver Spring, Maryland 20902 ycnc.org * Cohort Year represents the year for which students began their studies and applies to Graduation and Transfer Out Rates. are included. For institutions that charge students by program, net price is generated for the institution’s largest program. NA (Not applicable) - Graduation rate, transfer - out rate and the net price are not applicable to institutions that do not have full - time, first - time degree - seeking undergraduate students in the applicable cohort year or the financial aid year. Initial Target: Maryland 4 - year Colleges Source: https://nces.ed.gov/collegenavigator/?s=MD&l=92&ic=2 173,185 Students 77,563 Incomplete Identify professional career paths and reconnect with off - track students

Coursera: 10K Analysis of Online Degree Businesses

2020 Q1: $6,591,000 / 7,184 students = $917/student/quarter
2021 Q2: $11,961,000 / 13,493 students = $886/student/quarter

Analog to Legacy Business Model: $900 / $50/credit / 3 months/qtr = 6 credits / month (2 courses)

Need 120 credits to graduate: means at the rate Coursera students learn, would complete degree in 20 months

		Three Months
Revenue		2020
Consumer	$	32,230
Enterprise		15,026
Degrees		6,591
Total revenue	$	53,847
Segment gross profit		
Consumer	$	17,564
Enterprise		10,586
Degrees		6,591
Total segment gross profit	$	34,741
Reconciliation of segment gross profit to gross profit		
Platform and support costs		4,228
Stock-based compensation		110
Amortization of internal use software		1,156
Amortization of intangibles		351
Total reconciling items		5,845
Gross profit	$	28,896

Key Business Metrics

Registered Learners

We count the total number of registered learners at the end of each period. For purposes of determining our registered learner count, we treat each customer account that registers with a unique email as a registered learner and adjust for any spam, test accounts, and cancellations. Our registered learner count is not intended as a measure of active engagement. New registered learners are individuals that register in a particular period. We believe that the number of registered learners is an important indicator of the growth of our business and future revenue trends.

	Three Months Ended March 31,	
	2020	2021
	(in millions, except percentages)	
New Registered Learners	6.1	5.0
Total Registered Learners	52.4	81.5
Total Registered Learners YoY Growth		56 %

	Three Months Ended March 31,	
	2020	2021
Number of Degrees Students	7,184	13,493
YoY Growth		88 %

Number of Degrees Students

We count the total number of Degrees students for each period. For purposes of determining our Degrees student count, we include all the students that are matriculated in a degree program and who are enrolled in one or more courses in such a degree program during the period. If a degree term spans across multiple quarters, the said student is counted as active in all quarters of the degree term. For purposes of determining our Degrees student count, we do not include students who are matriculated in the degree but are not enrolled in a course in that period. We believe that the number of Degrees students is an important indicator of the growth of our Degrees business and future Degrees Segment Revenue trends.

The Degrees student count is affected by the seasonality of the school class cycles, combined with the underlying growth interacting with those trends. The number of Degrees students fluctuates in part because the academic terms for each degree program often begins and/or ends within different calendar quarters, and the frequency with which each degree program is offered within a given year varies.

Source: https://www.sec.gov/ix?doc=/Archives/edgar/data/1651562/000095017021000180/cour-20210331.htm

Competition Background

LEGACY
Education Alliance, Inc.

Public Company Comps ($ '000s)						
		Mkt Cap	*TTM Rev*	*GP*	*NI*	*Rev Mult*
ASPU	Aspen Gr	148.5	62.8	36.7	(8.8)	2.4
CHGG	Chegg	10,852.0	711.0	476.0	(65.7)	15.3
TWOU	2U	2,909.0	831.5	582.4	(201.9)	3.5
COUR	Coursera	6,214.0	328.0	175.3	(71.2)	18.9
Source: Yahoo Finance, 11 Jun 21						

Aspen Valuation / Student Analysis	
# of Students as of Apr 21	13,886
Revenue / Student	$4,523
Mkt Cap / Student	$10,694

Aspen Group, Inc., an education technology company, provides online higher education services in the United States. The company offers certificate programs; and associate, bachelor's, master's, and doctoral degree programs in a range of areas, including nursing and health sciences, business and technology, arts and sciences, education, and professional and extended studies. As of April 30, 2020, it had 11,444 degree-seeking students enrolled. The company was founded in 1987 and is based in New York, New York.

Chegg, Inc. operates direct-to-student learning platform that supports students on their journey from high school to college and into their career with tools designed to help them pass their test, pass their class, and save money on required materials. The company offers Chegg Services, which include digital products and services; and required materials that comprise its print textbooks and eTextbooks. Its digital products and services include Chegg Study, which helps students master challenging concepts on their own; Chegg Writing that enables generate sources in the required formats, when students need to cite their sources in written work; Chegg Tutors that allow students find human help on its learning platform through a network of live tutors; Chegg Math solver, a step-by-step math problem solver and calculator that helps students to solve problems; and Thinkful, a skills-based learning platform that offers professional courses in the areas of software engineering, data science, data analytics, product design, and product management directly to students. The company also provides other services, such as Chegg Prep and internships, college admission and scholarship services; rents and sells print textbooks and eTextbooks; and offers supplemental materials. Chegg, Inc. was founded in 2005 and is headquartered in Santa Clara, California.

2U, Inc. operates as an education technology company in the United States, Hong Kong, South Africa, and the United Kingdom. It operates in two segments, Graduate Program Segment and Short Course Segment. The Graduate Program Segment targets students seeking a full graduate degree. The Short Course Segment targets working professionals seeking career advancement through skills attainment. The company builds, delivers, and supports online graduate programs and certificates for working adults through its 2U Operating System, a platform that provides front-end and back-end cloud-based SaaS technology and technology-enabled services to university clients. The company was formerly known as 2Tor Inc. and changed its name to 2U, Inc. in October 2012. 2U, Inc. was founded in 2008 and is headquartered in Lanham, Maryland.

Acquisition Strategy

LEGACY
Education Alliance, Inc.

Opportunity Identification → Due Diligence → Negotiation Financial Structuring → Regulatory → Financing → Technology Deployment → Operations

Identify EdTech acquisitions and investment opportunities

- Identify destressed businesses and partner with knowledge leaders to identify, negotiate and close acquisitions that lead to the profitable development / restructuring of EdTech businesses.
- *Thesis:* Early appreciation for the magnitude of the EdTech opportunity has resulted in an influx of capital into businesses that have no realistic financial model for success. Substandard EdTech companies will become distressed without a plan for profitable revenue generation.
- Additionally, old school 3rd tier educational institutions will be unable to compete if they do not adapt.

Affiliate Technology Implementation and Staffing Businesses:

- Use education platform to lever student database for affiliate businesses.
- Work with students, in-house and offshore technology teams to develop blockchain, trading and telehealth technologies.
- Partner in creation of global job placement / staffing business.